THRIVENT MUTUAL FUNDS

Supplement to Prospectuses dated February 28, 2007

With respect to

Thrivent Partner Small Cap Growth Fund

The "Portfolio Management" sections of the prospectuses are amended with respect to the following Fund:

The second paragraph under Thrivent Partner Small Cap Growth Fund is deleted and replaced with the following:

Turner has been in the investment advisory business since 1990 and, as of March 31, 2007, managed approximately $23.3 billion in equity investments for institutions and individuals. Turner uses an investment management team that has day-to-day responsibility for managing its portion of the Fund's assets. William C. McVail, CFA serves as lead manager and has been with Turner since 1998. Jason D. Schrotberger, CFA serves as co-manager and has been with Turner since 2001. Rick Wetmore, CFA also serves as co-manager and has been with Turner since 2001.

The date of this Supplement is July 31, 2007

Please include this Supplement with your Prospectus